OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2012
OTHER LONG TERM LIABILITIES [Abstract]
OTHER LONG-TERM LIABILITIES
23. OTHER LONG-TERM LIABILITIES

(in thousands of $)	2012	2011
Tax benefits on intra-group transfers of long-term assets	—	8,446
Deferred credits from capital lease transactions	18,529	19,153
	18,529	27,599

Tax benefits arising on intra-group transfers of long-term assets arose from transactions between controlled entities in respect of five vessels which included the NR Satu that generated a permanent tax benefit for Golar. Tax benefits for the NR Satu totaling $8.4 million at December 31, 2011 have been reflected in these financial statements based on the allocation method as described in note 2. These liabilities were not transferred to the Partnership as part of the transfer of the NR Satu in July 2012 and therefore have been eliminated from the Partnership's equity (see note 2).

Deferred credits from capital lease transactions

(in thousands of $)	2012	2011
Deferred credits from capital lease transactions	24,691	24,691
Less: Accumulated amortization	(5,537)	(4,911)
	19,154	19,780
Short-term (see note 20)	625	627
Long-term	18,529	19,153
	19,154	19,780

In connection with the Methane Princess Lease (See note 22), the Partnership recorded an amount representing the difference between the net cash proceeds received upon sale of the vessel and the present value of the minimum lease payments. The amortization of the deferred credit for the year is offset against depreciation and amortization expense in the statement of operations. The deferred credits represent the upfront benefits derived from undertaking finance in the form of a UK lease. The deferred credits are amortized over the remaining estimated useful economic life of the Methane Princess on a straight-line basis.

Amortization for the years ended December 31, 2012, 2011 and 2010 was $0.6 million, $0.6 million and $0.8 million, respectively.